Exhibit 10.6 Business Loan Agreement with California United Bank

Exhibit 10.6 BUSINESS LOAN AGREEMENT with California United Bank

Borrower:	PCS LINK, INC. 1936 E DEERE AVE STE 120 SANTA ANA, CA 92705-5732	Lender:	CALIFORNIA UNITED BANK ENCINO HEADQUARTERS 15821 VENTURA BOULEVARD SUITE 100 ENCINO, CA 91436-5203

THIS BUSINESS LOAN AGREEMENT dated October 21, 2010, is made and executed between PCS LINK, INC. (“Borrower”) and CALIFORNIA UNITED BANK (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of October 21, 2010, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

ADVANCE AUTHORITY. The following person or persons are authorized, except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender receives from Borrower, at Lender’s address shown above, written notice of revocation of such authority: JOHN R. HALL III, CHIEF EXECUTIVE OFFICER OR ZANTINE GREENWOOD, CHIEF OPERATING OFFICER. Each Advance under the line of credit must be requested by 12:00 PM Pacific Standard Time, subject to a minimum Advance of $1,000.00 with subsequent Advances in increments of at least $1,000.00.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender’s obligation to make the Initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of California. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duty qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 1936 E DEERE AVE STE 120, SANTA ANA, CA 92705-5732. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to Borrower and Borrower’s business activities.

BUSINESS LOAN AGREEMENT
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Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:

Borrower	Assumed Business Name	Filing Location	Date

PCS LINK, INC.	GREENWOOD & HALL	ORANGE COUNTY	07-02-2008

Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties.

Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date at the most recent financial statement supplied to Lender, Borrower has no material contingent obligations except as disclosed in such financial statements.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower’s properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral. (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance on, under, about or from the Collateral by any prior owners or occupants of any of the Collateral; or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters. (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacture, store, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation all Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower’s expense and for Lender’s purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in investigating the Collateral for hazardous waste and Hazardous Substances. Borrower hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to indemnify, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely effect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the signers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

BUSINESS LOAN AGREEMENT
Loan No. 010800807	(Continued)	Page 3

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower’s books and records at all reasonable times.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower’s balance sheet and income statement for the year ended, reviewed by a certified public accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than sixty (60) days after the end of each fiscal quarter, Borrower’s balance sheet and profit and loss statement for the period ended, prepared by Borrower.

Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, Federal and other governmental tax returns, prepared by Borrower.

Additional Requirements. Accounts Receivable and Accounts Payable Aging Reports. As soon as available, but in no event later than sixty (60) days after the end of each fiscal quarter, (a) a current detailed aging, by total and by customer, of Borrower’s accounts receivable, and (b) a current detailed aging, by total and by vendor, of Borrower’s accounts payable, both of which shall be set forth in a form and shall contain such information as is acceptable to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Financial Covenants and Ratios. Comply with the following covenants and ratios:

Additional Requirements. Current Ratio. Borrower shall maintain a Current Ratio (defined as total current assets divided by total current liabilities) of not less than 1.00 to 1.00, to be determined as of the end of each fiscal quarter.

Ratio of Total Debt to Effective Tangible Net Worth. Borrower shall maintain a Ratio of Total Debt to Effective Tangible Net Worth (defined as the sum of current liabilities and non-current liabilities divided by Effective Tangible Net Worth) of not more than 2.50 to 1.00, to be determined as of the end of each fiscal quarter. For purposes of calculating the above ratio, Effective Tangible Net Worth is defined as the aggregate net worth, less intangible assets, less investments in affiliates, and less any amount due from employees, shareholders, officers, guarantors and affiliates of Borrower, shareholders, officers, or guarantors.

Debt Service Coverage Ratio. Borrower shall maintain a Debt Service Coverage Ratio (defined as earnings before interest, taxes, depreciation and amortization [“EBITDA”] minus distributions divided by the sum of aggregate current portion of long-term debt plus interest expense) of not less than 1.25 to 1.00, to be determined as of the end of each fiscal quarter.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower’s properties and operations, in form, amounts, coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such lender’s loss payable or other endorsements as Lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantors named below, on Lender’s forms, and in the amounts and under the conditions set forth in those guaranties.

BUSINESS LOAN AGREEMENT
Loan No. 010800807	(Continued)	Page 4

Names of Guarantors	Amounts

JOHN R. HALL III	Unlimited
ZANTINE GREENWOOD	Unlimited
HALL 2007 FAMILY TRUST	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in affect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender’s interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy at any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

Required Deposit Accounts. Maintain its principal deposit relationship with Lender, including but not limited to a demand deposit account.

Guarantor’s Financial Statements. Borrower shall cause each Guarantor to furnish Lender with the following: (A) Financial Statements. As soon as available, but in no event later than ninety (90) days prior to the maturity date of the line of credit or if the Indebtedness is renewed or extended no later than such other date as specified by Lender in writing (but in any case no more frequently than annually, providing there has been no Event of Default under the Loan), a copy of each Guarantor’s current financial statements, together with a copy of each such Guarantor’s bank account statements and brokerage statements, which shall present fairly and thoroughly the financial condition of each such Guarantor as of the date shown on the statements. (B) Tax Returns. As soon as available, but in no event later than thirty (30) days after the applicable filing date for the tax reporting period ended, a copy of each Guarantor’s federal tax returns and any amendments thereto, together with a copy of Schedule K-1 statements. Notwithstanding anything to the contrary under this Agreement, the financial reports of each Guarantor required to be furnished to Lender need not be prepared in accordance with GAAP and shall be certified by each such Guarantor as being true and correct.

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Right to Audit and Inspect. Permit Lender to conduct an audit of books and records of Borrower (including books and records maintained with any third party), business operations and inventory and to check and test the same as to quality, quantity, value and condition, as Lender may reasonably require, at intervals to be determined by Lender. Borrower shall pay all audit fees, costs and expenses incurred by Lender in connection with each audit and the amount charged shall be deemed included in the “Indebtedness” when incurred. Lender will debit the account of Borrower for such audit charges.

RECOVERY OF ADDITIONAL COSTS. If the imposition of or any change in any law, rule, regulation or guideline, or the interpretation or application of any thereof by any court or administrative or governmental authority (including any request or policy not having the force of law) shall impose, modify or make applicable any taxes (except federal, state or local income or franchise taxes imposed on Lender), reserve requirements, capital adequacy requirements or other obligations which would (A) increase the cost to Lender for extending or maintaining the credit facilities to which this Agreement relates, (B) reduce the amounts payable to Lender under this Agreement or the Related Documents, or (C) reduce the rate of return on Lender’s capital as a consequence of Lender’s obligations with respect to the credit facilities to which this Agreement relates, then Borrower agrees to pay Lender such additional amounts as will compensate Lender therefor, within five (5) days after Lender’s written demand for such payment, which demand shall be accompanied by an explanation of such imposition or charge and a calculation in reasonable detail of the additional amounts payable by Borrower, which explanation and calculations shall be conclusive in the absence of manifest error.

LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable al the Note’s maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and Indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as permitted Liens), or (3) sell with recourse any of Borrower’s accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) pay any dividends on Borrower’s stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a “Subchapter S Corporation” (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of Borrower’s stock, or purchase or retire any of Borrower’s outstanding shares or alter or amend Borrower’s capital structure.

Loans, Acquisitions and Guaranties. (1) Loan. Invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, flies a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender.

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RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Defaults. Borrower falls to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor or any other creditor or person that may materially affect any of Borrower’s or any Grantor’s property or Borrower’s or any Grantor’s ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower’s existence as a going business, the Insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or Insolvency laws by or against Borrower.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (Including failure of any collateral document to create a valid and perfected security interest or lien) at anytime and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by Judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes Incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any Change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure. If any default, other than a default on indebtedness, is curable and If Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default: (1) cure the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately Initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

Adverse Change in Guarantor’s Financial Condition. A material adverse change occurs in Guarantor’s financial condition, or Lender believes the prospect of payment or performance of the Guaranty is impaired.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this is Agreement or the Related Documents or any other agreement Immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “insolvency” subsection above, such acceleration shall be automatic and not optional. in addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise, Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

IMAGING. Lender may create microfilms or optical disks or other electronic Images of this Agreement and any Related Documents that are authoritative copies as defined in applicable law relating to electronic transactions. Lender may store the authoritative copies of such Agreement end any Related Documents in their electronic forms and then destroy the paper originals as part of Lender’s normal business practices. Lender may control and transfer such authoritative copies as permitted by such law.

BUSINESS LOAN AGREEMENT
Loan No. 010800807	(Continued)	Page 7

TERMINATION AND ACCELERATION OF THIS CREDIT FACILITY UPON TERMINATION OR ACCELERATION OF ANY OTHER CREDIT FACILITY. Borrower (which, as used in this paragraph, means each Borrower if more than one) hereby acknowledges that Lender may have extended or may hereafter extend other credit facilities to Borrower or any Guarantor (hereinafter collectively referred to as “Other Credit Facilities”) which are or will be evidenced, secured and guaranteed by certain loan agreements, letter of credit agreements, promissory notes, security agreements, deeds of trust, guaranties and other similar or related agreements (hereinafter collectively referred to as “Other Loan Documents”). Notwithstanding anything to the contrary in this Agreement, any other documents or agreements from time to time evidencing, securing, guaranteeing or otherwise relating to the credit facility provided hereunder (hereinafter, together with this Agreement, collectively referred to as the “Loan Documents”) or the Other Loan Documents, Borrower hereby agrees that if at any time any of the Other Credit Facilities is for any reason terminated, repaid in full, refinanced or accelerated, then (a) Lender’s obligation or commitment, if any, to extend any further additional credit hereunder shall immediately terminate, without notice, and (b) all Indebtedness (including all outstanding principal, interest, fees, coats and expenses) of Borrower to Lender under this Agreement and the other Loan Documents shall become immediately due and payable without notice and Borrower agrees to immediately repay to Lender all such Indebtedness and to cash-collateralize (the “Cash Collateral”) any outstanding letters of credit issued by Lender for the account of Borrower hereunder. Borrower hereby agrees to deposit such Cash Collateral in a suspense account held by Lender or another financial institution selected by Lender. Borrower hereby grants to Lender a security interest in such Cash Collateral and all other funds in such suspense account from time to time. Borrower hereby authorizes Lender to use the Cash Collateral and such other funds to reimburse it for any amounts drawn under or otherwise due with respect to any letters of credit issued and outstanding hereunder. Failure by Borrower to comply with the provisions set forth above shall constitute an Event of Default under this Agreement and shall entitle Lender to exercise any and all rights and remedies available to it.

TERMINATION AND ACCELERATION OF THE LOANS UPON TERMINATION OF ANY PRINCIPAL DEPOSIT ACCOUNTS. Borrower agrees that If at any time any of the principal deposit accounts with Lender is for any reason terminated, then (a) Lender’s obligation or commitment, if any, to extend any further or additional credit hereunder shall immediately terminate, without notice, end (b) all Indebtedness (including all outstanding principal, interest, fees, costs and expenses) of Borrower to Lender under this Agreement and the Related Documents shall become immediately due and payable without notice and Borrower agrees to immediately repay to Lender all such indebtedness. Failure by Borrower to comply with the provisions set forth above shall constitute an Event of Default under this Agreement and shall entitle Lender to exercise any and all rights and remedies available to it.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Arbitration. Lender and Borrower agree that ell disputes, claims and controversies between them whether individual, joint) or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the financial services rules of J.A.M.S. or its successor in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This Includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without Judicial process pursuant Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Borrower and Lander agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having Jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent Jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any Arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

Attorneys’ Fees; Expenses. Borrower agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s attorneys’ fees and Lender’s legal expanses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Borrower shall pay the costs and expenses of such enforcement. Costs end expenses include Lender’s attorneys’ fees and legal expenses whether or not there is a lawsuit, Including attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

BUSINESS LOAN AGREEMENT
Loan No. 010800807	(Continued)	Page 8

Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any Information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests, Borrower also agrees that the purchasers of any such participation Interests will be considered as the absolute owners of such Interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the Bale of such participation Interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation Interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation Interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of California without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of California.

Choice of Venue. If there is a lawsuit. Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of LOS ANGELES County, State of California.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mall postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice given to all Borrowers.

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as lo any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement, unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of tills Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successors and assigns and shall inure to the benefit of Lender and its successors and assigns, Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in extending Loan Advances, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement or the Related Documents. Borrower further agrees that regardless of any investigation made by Lender, all such representations, warranties and covenants will survive the extension of Loan Advances and delivery to Lender of the Related Documents, shall be continuing in nature, shall be deemed made and redated by Borrower at the time each Loan Advance is made, and shall remain in full force and effect until such time as Borrower’s Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

Waive Jury. To the extent permitted by applicable law, all parties to this Agreement hereby waive the right to any Jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

BUSINESS LOAN AGREEMENT
Loan No. 010800807	(Continued)	Page 9

Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word “Borrower” means PCS LINK, INC. and includes all co-signers end co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment Intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. (“CERCLA”), the Superfund Amendments arid Reauthorization Act of 1986, Pub. L. No, 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

Event of Default. The words “Event of Default” mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Grantor” means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Hazardous Substances. The words “Hazardous Substances” means materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means CALIFORNIA UNITED BANK, its successors and assigns.

Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word “Note” means Borrower’s promissory notes or credit agreements, if any, evidencing Borrower’s Indebtedness to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory notes or credit agreements-

Permitted Liens. The words “Permitted Liens” mean (1) liens and security Interests securing Indebtedness owed by Borrower to Lender; (2) liens for taxes, assessments, or similar charges either net yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (4) purchase money Hens or purchase money security Interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure Indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness and Liens”; (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

BUSINESS LOAN AGREEMENT
Loan No. 010800807	(Continued)	Page 10

Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED OCTOBER 21, 2010.

BORROWER:

PCS LINK, INC.

By:	/S/ John R. Hall	By:	/S/Zantine Greenwood
	John R. HALL III, CHIEF EXECUTIVE OFFICER of PCS LINK, INC.		ZANTINE GREENWOOD, CHIEF OPERATING OFFICER of PCS LINK, INC.

LENDER:

CALIFORNIA UNITED BANK

By:	/S/Stephanie A. Juneau
STEPHANIE A. JUNEAU, VICE PRESIDENT

AMENDMENT NUMBER ONE TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER ONE TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of September 16, 2011, is entered into between PCS LINK, INC., a California corporation, and CALIFORNIA UNITED BANK, a California banking corporation, (“Lender”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, (the “Agreement”).

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and is incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENTS. The Agreement is amended as follows:

(a)	Change in Requirements Regarding Financial Covenants and Ratios. The requirements regarding Financial Covenants and Ratios are deleted in their entireties and are replaced with new requirements as follows:

Financial Covenants and Ratios. Comply with the following covenants and ratios:

Current Ratio. Borrower shall maintain a Current Ratio (defined as total current assets divided by total current liabilities) of not less than 1.00 to 1.00, to be determined as of the end of each fiscal year.

Ratio of Total Debt to Effective Tangible Net Worth. Borrower shall maintain a Ratio of Total Debt to Effective Tangible Net Worth defined as the sum of current liabilities and non-current liabilities divided by Effective Tangible Net Worth) of not more than 3.25 to 1.00, to be determined as of the end of each fiscal year. For purposes of calculating the above ratio, Effective Tangible Net Worth is defined as the aggregate net worth, less intangible assets, less investments in affiliates, and less any amount due from employees, shareholders, officers, guarantors and affiliates of Borrower, shareholders, officers, or guarantors.

Debt Service Coverage Ratio. Borrower shall maintain a Debt Service Coverage Ratio (defined as Borrower’s earnings, before interest, taxes, depreciation, and amortization [“EBITDA”] minus distributions divided by the sum of Borrower’s aggregate current portion of long-term debt plus interest expense) of 1.00 to 1.00 as of fiscal quarter ending December 31, 2011 and each and every fiscal quarter thereafter.

Profitability. Borrower shall generate a net profit after tax from operations of not less than $1.00 at the end of each fiscal year.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copy of this Amendment.

5.	LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

7.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER:

PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

By:	/S/ Zantine Greenwood
Zantine Greenwood, Chief Operating Officer

2

LENDER:

California United Bank

By:	/S/ Daniel M. Palmquist
Daniel M. Palmquist, Senior Vice President

3

THIS AMENDMENT NUMBER TWO TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER TWO TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of November 7, 2011, is entered into between PCS Link, Inc, a California corporation, and California United Bank, a California banking corporation, (“Lender”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by that certain Amended Number One to Business Loan Agreement, dated as of September 16, 2011, (collectively, the “Agreement”).

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and is incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENTS. The Agreement is amended as follows:

(a)	Change in Requirements Regarding Interim Statements and Accounts Receivable and Accounts Payable Aging Reports. The requirements regarding Interim Statements and Accounts Receivable and Accounts Payable Aging Reports are deleted in their entireties and are replaced with new requirements as follows:

Interim Statements. As soon as available, but in no event later than twenty (20) days after the end of each month, Borrower’s balance sheet and income statement for the period ended, prepared by Borrower.

Accounts Receivable and Accounts Payable Aging Reports. As soon as available, but in no event later than twenty (20) days after the end of each month, (a) a current detailed aging, by total and by customer, of Borrower’s accounts receivable listing both the invoice date and the due date, and (b) a current detailed aging, by total and by vendor, of Borrower’s accounts payable, both of which shall be set forth in a form and shall contain such information as is acceptable to Lender.

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copies of this Amendment, Promissory Note, Acknowledgment of Guarantors and Disbursement Request and Authorization.

5.	LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

7.	COUNTERPARTS: EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[Signature page follows]

2

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment. BORROWER:

BORROWER:

PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

By:	/S/ Zantine Greenwood
Zantine Greenwood, Chief Operating Officer

LENDER:

California United Bank

By:	/S/ Daniel M. Palmquist
Daniel M. Palmquist, Senior Vice President

AMENDMENT NUMBER THREE TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER THREE TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of February 13, 2012, is entered into between PCS Link, Inc, a California coloration, and California United Bank, a California banking corporation, (“Lender”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amended Number One to Business Loan Agreement, dated as of September 16, 2011, and Amended Number Two to Business Loan Agreement, dated as of November 7, 2011, (collectively, the “Agreement”).

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and is incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENTS. The Agreement is amended as follows:

(a)	Additional Requirements Regarding Cash Flow Projections. The following requirements regarding Cash Flow Projections is added to the subsection entitled Financial Statements:

Cash Flow Projections. As soon as available, but in no event later than every Tuesday of each week, commencing February 14, 2012, Borrower’s weekly cash flow projections presented in comparison to actual cash flows.

(b)	Loan Fee. Borrower agrees that upon the execution of this Amendment, the Note and any Related Documents, Borrower shall be obligated to pay to Lender a loan fee in the amount of $30,000.00. The loan fee shall be payable on the maturity date of the $350,000.00 line of credit; provided, however, that if the balance on the Note is zero and the commitment is canceled on or prior to March 30, 2012 such fee will be reduced to $25,000.00.

(c)	Term Sheet or Primitive Agreement. As soon as available, but in no event later than March 5, 2012, Borrower shall furnish Lender with a term sheet of a definitive agreement for a new equity.

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copies of this Amendment, Promissory Note, Acknowledgment of Guarantors and Disbursement Request and Authorization.

5.	LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

7.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[Signature page follows]

2

IN WITNESS WHEREOF, Lender and, Borrower have executed this Amendment:

BORROWER:

PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

By:	/S/ Zantine Greenwood
Zantine Greenwood, Chief Operating Officer

LENDER:

California United Bank

By:	/S/ Daniel M. Palmquist
Daniel M. Palmquist, Senior Vice President

AMENDMENT NUMBER FOUR TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER FOUR TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of April 30, 2012, is entered into between PCS Link, Inc, a California corporation, and California United Bank, a California banking corporation, (“Lender”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amended Number One to Business Loan Agreement, dated as of September 16, 2011, Amended Number Two to Business Loan Agreement, dated as of November 7, 2011, and Amended Number Three to Business Loan Agreement, dated as of February 13, 2012, (collectively, the “Agreement”).

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and is incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENTS. The Agreement is amended as follows:

(a)	Loan Fee. Borrower agrees that upon the execution of this Amendment, the Note and any Related Documents, Borrower shall be obligated to pay to Lender a loan fee in the amount of $30,000.00 for overdraft protection revolving line of credit. The loan fee shall be payable in three installments of $10,000.00 on the fifteenth (15th) day of each month, beginning May 15, 2012, by an automatic debit from DDA #80000789.

(b)	Term Sheet or Definitive Agreement. As soon as available, but in no event later than May 15, 2012, Borrower shall furnish Lender with a term sheet or a definitive agreement for new equity of not less than $2,000,000.00.

(c)	Change in Requirement Regarding “Change in Ownership”. The requirement regarding Change in Ownership under the section entitled EVENT OF DEAFULT in the Agreement and any Related Documents is deleted in its entirety and is replaced with a new requirement as follows:

Change in Ownership. Any change in ownership of twenty-five percent (25%) percent or more of the common stock of Borrower. Notwithstanding the foregoing, Borrower shall obtain Lender’s approval if any such change in ownership will occur.

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copies of this Amendment, Promissory Note, Acknowledgment of Guarantors, and Disbursement Request and Authorization.

5.	LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

7.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

[Signature page follows]

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IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER:

PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

By:	/S/ Zantine Greenwood
Zantine Greenwood, Chief Operating Officer

LENDER:

California United Bank

By:	/S/ Leticia F. Hernandez
Leticia F. Hernandez, Vice President

AMENDMENT NUMBER FIVE TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER FOUR TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of September 25, 2012, is entered into between PCS Link, Inc, a California corporation, and California United Bank, a California banking corporation, (“Lender”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amended Number One to Business Loan Agreement, dated as of September 16, 2011, and Amended Number Two to Business Loan Agreement, dated as of November 7, 2011, and Amended Number Three to Business Loan Agreement, dated as of February 13, 2012, (collectively, the “Agreement”),

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and is incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENTS. The Agreement is amended as follows:

(a)	Change in Requirements Regarding Financial Statements. The subsection entitled Financial Statements is deleted in its entirety and is replaced with a new subsection as follows:

Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower’s balance sheet and profit and loss statement for the year ended, reviewed by a certified public accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each month, Borrower’s balance sheet and income statement for the period ended, prepared by Borrower.

Annual Projections. As soon as available, but in no event later than thirty (30) days after the end of each fiscal year, Borrower’s complete financial projections for the succeeding fiscal year, including but not limited to a balance sheet, an income statement and a statement of cash flows.

Cash Flow Projections. As soon as available, but in no event later than every Wednesday of each week, commencing October 3, 2012, Borrower’s weekly cash flow projections presented in comparison to actual cash flows.

Tax Returns. As soon as available, but in no event later than thirty (30) calendar days after the applicable filing date for the tax reporting period ended, a copy of Borrower’s federal tax returns and any amendments thereto.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

(b)	Elimination of Requirements Regarding Financial Covenants and Ratios. The subsection entitled Financial Covenants and Ratios is deleted in its entirety and is replaced as new subsection as follows:

[Intentionally Omitted]

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copies of this Amendment, Promissory Note (2), Acknowledgment of Guarantors and Disbursement Request and Authorization (2).

5.	LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

7.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

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IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER:

PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

By:	/S/ Zantine Greenwood
Zantine Greenwood, Chief Operating Officer

LENDER:

California United Bank

By:	/S/ Shirley E. Wentzel
Shirley E. Wentzel, Senior Vice President

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AMENDMENT NUMBER SIX TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER SIX TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of December 19, 2012, is entered into between PCS Link, Inc, a California corporation, and California United Bank, a California banking corporation, (“Lender”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amendment Number One to Business Loan Agreement, dated as of September 16, 2011, Amendment Number Two to Business Loan Agreement, dated as of November 7, 2011, Amendment Number Three to Business Loan Agreement, dated as of February 13,2012, Amendment Number Four to Business Loan Agreement, dated as of April 30, 2012, and Amendment Number Five to Business Loan Agreement, dated as of September 25, 2012, (collectively, the “Agreement”).

WHEREAS, Borrower and Lender have previously entered into that certain Amendment Number Four to Business Loan Agreement, dated as of September 25, 2012, Such Amendment should have been named as Amendment Number Five to Business Loan Agreement and is hereby referred as such on the first paragraph of these Recitals. Amendment Number Four to Business Loan Agreement, dated as of April 30, 2012 was also omitted per amendment dated as of September 25, 2012 and is also hereby referred on the first paragraph of these Recitals.

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and is incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENT. The Agreement is amended as follows:

(a)	Change in Requirements Regarding Financial Statements. The subsection entitled Financial Statements is deleted in its entirety and is replaced with a new subsection as follows:

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower’s balance sheet and profit and loss statement for the year ended, reviewed by a certified public accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than twenty (20) days after the end of each month, Borrower’s balance sheet and income statement for the period ended, prepared by Borrower.

Annual Projections. As soon as available, but in no event later than thirty (30) days after the end of each fiscal year, Borrower’s complete financial projections for the succeeding fiscal year, including but not limited to a balance sheet, an income statement and a statement of cash flows.

Fifteen-Week Cash Flow Projections. As soon as available, but in no event later than every Tuesday of each week, commencing January 2, 2013, Borrower’s weekly cash flow projections presented in comparison to actual cash flows.

Accounts Receivable and Accounts Payable Aging Reports. As soon as available, but in no event later than twenty (20) days after the end of each month, (a) a current detailed aging, by total and by customer, of Borrower’s Accounts listing both the invoice date and the due date, and (b) a current detailed aging, by total and by vendor, of Borrower’s accounts payable, both of which shall be set forth in a form and shall contain such information as is acceptable to Lender.

Tax Returns. As soon as available, but in no event later than thirty (30) calendar days after the applicable filing date for the tax reporting period ended, a copy of Borrower’s federal tax returns and any amendments thereto.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copies of this Amendment, Promissory Note, Acknowledgment of Guarantors and Disbursement Request and Authorization.

5.	LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect

6.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

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7.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER:

PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

By:	/S/ Zantine Greenwood
Zantine Greenwood, Chief Operating Officer

LENDER:

California United Bank

By:	/S/ Leticia F. Hernandez
Leticia F. Hernandez, Vice President

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AMENDMENT NUMBER SEVEN TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER SEVEN TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of May 28, 2013, is entered into between PCS Link, Inc, a California corporation, and California United Bank, a California banking corporation, (“Lender”), in light of the following facts:

RECITALS

WHEREAS, Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amendment Number One to Business Loan Agreement, dated as of September 16, 2011, Amendment Number Two to Business Loan Agreement, dated as of November 7, 2011, Amendment Number Three to Business Loan Agreement, dated as of February 13, 2012, Amendment Number Four to Business Loan Agreement, dated as of April 30, 2012, Amendment Number Five to Business Loan Agreement, dated as of September 25, 2012, and Amendment Number Six to Business Loan Agreement, dated as of December 19, 2012, (collectively, the “Agreement”).

WHEREAS, Borrower and Lender have agreed to amend certain terms and conditions of the Agreement in certain respects.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and is incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENTS. The Agreement is amended as follows:

(a)	Change in Requirements Regarding Financial Statements. The subsection entitled Financial Statements is deleted in its entirety and is replaced with a new subsection as follows:

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year, Borrower and University Financial Aid Solutions, LLC’s (“UFAS”) consolidated balance sheet and profit and loss statement for the year ended, audited by a certified public accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than thirty (30) days after the end of each quarter, Borrower and UFAS’ consolidated balance sheet and income statement for the period ended, prepared by Borrower.

Annual Projections. As soon as available, but in no event later than sixty (60) days after the end of each fiscal year, Borrower’s complete financial projections for the succeeding fiscal year, including but not limited to a balance sheet, an income statement and a statement of cash flows.

Accounts Receivable and Accounts Payable Aging Reports. As soon as available, but in no event later than thirty (30) days after the end of each quarter, (a) a current detailed aging, by total and by customer, of Borrower’s Accounts listing both the invoice date and the due date, and (b) a current detailed aging, by total and by vendor, of Borrower’s accounts payable, both of which shall be set forth in a form and shall contain such information as is acceptable to Lender.

Tax Returns. As soon as available, but in no event later than thirty (30) calendar days after the applicable filing date for the tax reporting period ended, a copy of Borrower and UFAS’s federal tax returns and any amendments thereto.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

(b)	Additional Guaranty. The following Guarantor is added to the Guaranties subsection:

Name of Guarantor	Amount

UFAS	Unlimited

UFAS shall furnish executed guaranty of the Loans in favor of Lender, executed by the guarantor named above, on Lender’s form, and in the amount and under the conditions set forth in that guaranty.

(c)	Loan Fee. Borrower agrees that upon the execution of this Amendment, the Note and any Related Documents, Borrower shall be obligated to pay to Lender a loan fee in the amount of $12,500 for the renewal of the revolving line of credit. The loan fee shall be payable in two (2) installments of $6,250.00 on the execution of this Amendment and any Related Documents and on July 5, 2013, by an automatic debit from DDA #80000789.

(d)	Change in Requirements Regarding Right to Audit and Inspect. The subsection entitled Right to Audit and Inspect is deleted in its entirety and is replaced with a new subsection as follows:

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Right to Audit and Inspect. Permit Lender to conduct an audit of books and records of Borrower (including books and records maintained with any third party), business operations and inventory and to check and test the same as to quality, quantity, value and condition, once a year, commencing June 10, 2013 and annually thereafter, or as Lender may reasonably require, at intervals to be determined by Lender. Borrower shall pay all audit fees, costs and expenses incurred by Lender in connection with each audit and the amount charged shall be deemed included in the “Indebtedness” when incurred. Lender will debit the account of Borrower for such audit charges.

(e)	Cross Default; Notice of Default. The following provisions are added as follows:

Cross Default and Notice of Default shall be governed by the following provisions set forth in the Intercreditor Agreement, dated as of March 18, 2013, by and between California United Bank (“CUB”) and TCA Global Credit Master Fund, LP (“TCA”), which states as follows “The Creditors and the Company agree that a default by the Company not cured within any applicable cure period under any of the Creditor Loan Documents shall be a default under all of the Creditor Loan Documents. In that regard: (i) upon the occurrence of a default by the Company not cured within any applicable cure period under the CUB Loan Documents, CUB shall use best efforts to notify TCA in writing of the occurrence of any such default within five (5) business days after the occurrence thereof, or earlier if practicable; and (ii) upon the occurrence of a default by the Company not cured within any applicable cure period under the TCA Loan Documents, TCA shall use best efforts to notify CUB in writing of the occurrence of any such default within five (5) business days after the occurrence thereof, or earlier if practicable.”

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copies of this Amendment, Promissory Note, Limited Liability Company Resolution to Grant Collateral/Guarantee, Commercial Guaranty, Acknowledgment of Guarantors, Commercial Security Agreement, Agreement to Provide Insurance, Notice of Insurance Requirements, Disbursement Request and Authorization, and Notice of Final Agreement.

5.	LIMITED EFFECT. Except for the specific amendment contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

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7.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER:

PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

By:	/S/ Zantine Greenwood
Zantine Greenwood, Chief Operating Officer

LENDER:

California United Bank

By:	/S/ Leticia F. Hernandez
Leticia F. Hernandez, Vice President

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AMENDMENT NUMBER EIGHT TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER EIGHT TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as of May 22, 2014, is entered into between PCS Link, Inc, a California corporation (“Borrower”), and California United Bank, a California banking corporation, (“Lender”), with regard to the following facts:

RECITALS

A.	Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amendment Number One to Business Loan Agreement, dated as of September 16, 2011, Amendment Number Two to Business Loan Agreement, dated as of November 7, 2011, Amendment Number Three to Business Loan Agreement, dated as of February 13, 2012, Amendment Number Four to Business Loan Agreement, dated as of April 30, 2012, Amendment Number Five to Business Loan Agreement, dated as of September 25, 2012, Amendment Number Six to Business Loan Agreement, dated as of December 19, 2012, and Amendment Number Seven to Business Loan Agreement, dated as of May 28, 2013 (collectively, the “Agreement”).

B.	The September 25, 2012 amendment erroneously titled “Amendment Number Four to Business Loan Agreement” should have been titled “Amendment Number Five to Business Loan Agreement” and is hereby referred to herein as such.

C.	Borrower and Lender have agreed to amend certain terms and conditions of the Agreement as described herein, and therefore enter into this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and are incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENT. The Agreement is amended as follows:

(a)	Lender agrees that upon satisfaction of the following conditions, and to the extent provided below, Lender will subordinate its security interest to the lien of a new lender, whether Opus Bank or other lender (“Opus”), conditioned upon the following:

(i)	The funding from Opus is not less than Five Million Dollars ($5,000,000.00), which funding shall include a Two Million Dollars ($2,000,000.00) term loan component (the “Opus Term Loan”) which will be funded at the closing on May 22, 2014 and a Three Million Dollars ($3,000,000.00) revolving line of credit component (the “Opus RLOC”) which will not be funded at the original closing on May 22, 2014;

(ii)	The Subordination Agreement between Lender and Opus shall provide that Lender retains its security interest in the assets of Borrower, but that such security interest is subordinated to the security interests of Opus; provided, however, that both the Subordination Agreement, and the Credit Agreement entered into by Opus and Borrower, shall provide that there shall be no funding of the Opus RLOC until and unless the Promissory Note in favor of Lender in the sum of Three Hundred Fifty Thousand Dollars ($350,000.00) dated February 8, 2013, as amended, replaced and modified from time to time (the “ODP Note”) and the October 21, 2010 Promissory Note in favor of Lender in the sum of $1,250,000.00, as amended, replaced and modified from time to time (the CUB RLOC”) have been paid in full, or are paid in full by such funding of the Opus RLOC;

(iii)	The Opus Term Loan funds shall be applied to pay off Borrower’s obligations and obtain a release of all security interests held by TCA Global Credit Master Fund, LP.

4.	CONDITIONS PRECEDENT. Each of the following is a condition precedent to the effectiveness of this Amendment:

(a)	Lender shall have received fully executed original copies of this Amendment, Change in Terms Agreement, Acknowledgment of Guarantors and Disbursement Request and Authorization; and

(b)	Lender shall have received all payments to be made by Borrower concurrently with the execution of this Amendment, and concurrently with execution of the Change in Terms Agreement relating to the ODP Note.

5.	LIMITED EFFECT. Except for the specific modifications contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

6.	WAIVER OF PRIOR DEFAULT. Lender and Borrower hereby acknowledge and agree that the Maturity Date of the CUB RLOC and ODP Note occurred on March 5, 2014, at which time all indebtedness thereunder was due and payable (the “Loan Payment Event”). Lender hereby unconditionally waives the Event of Default resulting from the Loan Payment Event. This waiver is not a continuing waiver with respect to any failure by Borrower to perform any obligation under the CUB RLOC or the ODP Note after the date of this Amendment.

7.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

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8.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER: PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

LENDER: California United Bank

By:	/S/ Leticia F. Hernandez
Leticia F. Hernandez, Senior Vice President

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AMENDMENT NUMBER NINE TO BUSINESS LOAN
AGREEMENT

THIS AMENDMENT NUMBER NINE TO BUSINESS LOAN AGREEMENT (this “Amendment”), dated as July 2014, is entered into between PCS Link, Inc, a California corporation (“Borrower”), and California United Bank, a California banking corporation, (“Lender”), with regard to the following facts:

RECITALS

A.	Borrower and Lender have previously entered into that certain Business Loan Agreement, dated as of October 21, 2010, as amended by those certain Amendment Number One to Business Loan Agreement, dated as of September 16, 2011, Amendment Number Two to Business Loan Agreement, dated as of November 7, 2011, Amendment Number Three to Business Loan Agreement, dated as of February 13, 2012, Amendment Number Four to Business Loan Agreement, dated as of April 30, 2012, Amendment Number Five to Business Loan Agreement, dated as of September 25, 2012, Amendment Number Six to Business Loan Agreement, dated as of December 19, 2012, Amendment Number Seven to Business Loan Agreement, dated as of May 28, 2013, and Amendment Number Eight to Business Loan Agreement dated as of May 22, 2014 (collectively, the “Agreement”), The September 25, 2012 amendment erroneously titled “Amendment Number Four to Business Loan Agreement” should have been titled “Amendment Number Five to Business Loan Agreement” and is hereby referred to herein as such.

B.	Borrower and Lender have agreed to amend certain terms and conditions of the Agreement as described herein, and therefore enter into this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.	RECITALS. Each of the Recitals set forth above are true and correct and are incorporated by reference and made a part hereof.

2.	DEFINITIONS. All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

3.	AMENDMENT. The Agreement is amended as follows:

(a)	Lender consents to a change in ownership of Borrower as follows: Borrower may be acquired by Divio Holdings Corporation, or a wholly-owned subsidiary (“Divio”) with the owners of Borrower owning not less than sixty percent (60%) of the then outstanding shares of the surviving corporation (Divio to be renamed Greenwood & Hall Inc) immediately following the consummation of the merger; provided however, that such consent is conditioned upon Lender having received payment in full of the Promissory Note in favor of Lender in the sum of Three Hundred Fifty Thousand Dollars ($350,000,00) dated February 8, 2013, as amended, replaced and modified from time to time (the “ODP Note”), including all principal, interest, fees and costs no later than ten business days after the filing of the Form 8-K with the Securities and Exchange Commission following consummation of the merger transaction between Borrower and Divio.

4.	LIMITED EFFECT. Except for the specific modifications contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

5.	REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms to Lender that all of Borrower’s representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

6.	COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of this Amendment by each of the parties hereto.

IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment.

BORROWER: PCS Link, Inc.

By:	/S/ John R. Hall
John R. Hall, III, Chief Executive Officer

LENDER: California United Bank

By:	/S/ Leticia F. Hernandez
Leticia F. Hernandez, Senior Vice President

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